Morgan Stanley Institutional Fund Trust - High Yield
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 Continental Resources Inc. 4.500%
due 4/15/2023
Purchase/Trade Date:	  4/2/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.36
Brokers: BofA Merrill Lynch, JP Morgan, RBS,
Mitsubishi UFJ Securities, Wells Fargo Securities, Capital
One Southcoast, Citigroup, Santander, TD Securities, UBS
Investment Bank, US Bancorp, Comerica Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 Crownrock LP 7.125% due
4/15/2021
Purchase/Trade Date:	  4/5/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.73
Brokers: Credit Suisse, Mitsubishi UFJ Securities, BB&T
Capital Markets, Citigroup, Comerica Securities, Wells
Fargo Securities
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 Rentech Nitrogen Partners LP due
4/15/2021
Purchase/Trade Date:	  4/9/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $320,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 0.73
Brokers: Credit Suisse, BMO Capital Markets, Morgan
Stanley, RBC Capital Markets, Feltl and Company,
Imperial Capital
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 Althon Holdings LP 7.375% due
4/15/2021
Purchase/Trade Date:	  4/12/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.73
Brokers: BofA Merrill Lynch, Wells Fargo Securities,
Credit Agricole CIB, Credit Suisse, RBC Capital Markets,
UBS Investment Bank, Apollo Global Securities,
Barclays, Citigroup, Mitsubishi UFJ Securities,
Scotiabank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 Pinnacle Foods Finance LLC
4.875% due 5/1/2021
Purchase/Trade Date:	4/15/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Fund's Total Assets: 1.09
Brokers: Barclays, BofA Merrill Lynch, Credit Suisse,
Goldman, Sachs & Co., Morgan Stanley, UBS Investment
Bank, Marcquarie Capital, Blackstone Capital Markets
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 Cogeco Cable Inc. 4.875% due
5/1/2020
Purchase/Trade Date:	 4/18/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.73
Brokers: BofA Merrill Lynch, Scotiabank, CIBC, BMO
Capital Markets, National Bank of Canada Financial,
Desjardins Securities, TD Securities, RBC Capital
Markets, Citigroup, HSBC, Mitsubishi UFJ Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 CCO Holdings LLC 5.750% due
1/15/2024
Purchase/Trade Date:	 4/19/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.73
Brokers: BofA Merrill Lynch, Citigroup, Credit Suisse,
Deutsche Bank Securities, Barclays, JP Morgan, UBS
Investment Bank, Morgan Stanley, RBC Capital Markets,
Goldman, Sachs & Co., SunTrust Robinson Humphrey,
US Bancorp, Guggenheim Securities, Lion Tree, Morgan
Joseph TriArtisan
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	The AES Corporation 4.875% due
5/15/2023
Purchase/Trade Date:	 4/25/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Fund's Total Assets: 1.09
Brokers: Morgan Stanley, Barclays, Citigroup, Credit
Suisse, Deutsche Bank Securities, RBS, BNP Paribas,
BofA Merrill Lynch, Credit Agricole CIB, Goldman,
Sachs & Co., HSBC, JP Morgan, Mitsubishi UFJ
Securities, Societe Generale
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 Constellation Brands 3.750% due
5/1/2021
Purchase/Trade Date:	 4/30/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 1.45
Brokers: BofA Merrill Lynch, JP Morgan, Rabo
Securities, Barclays, Wells Fargo Securities, HSBC,
Mitsubishi UFJ Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 LKQ Corp. 4.750% due 5/15/2023
Purchase/Trade Date:	 5/2/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.74
Brokers: BofA Merrill Lynch, Wells Fargo Securities,
RBS, Mitsubishi UFJ Securities, Fifth Third Securities,
Inc., HSBC, PNC Capital Markets LLC, US Bancorp,
SunTrust Robinson Humphrey, SMBC Nikko, BB&T
Capital Markets
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	United Continental Holdings Inc.
6.375% due 6/1/2018
Purchase/Trade Date:	 5/2/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.083
Percentage of Fund's Total Assets: 1.84
Brokers: JP Morgan, Morgan Stanley, Barclays, Deutsche
Bank Securities, BofA Merrill Lynch
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased: Safway Group Holding LLC
7.000% due 5/15/2018
Purchase/Trade Date:	 5/7/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $560,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 0.74
Brokers: Goldman, Sachs & Co., Wells Fargo Securities,
Morgan Stanley, Barclays, Lazard Capital Markets
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	Cequel Communications Holdings
5.125% due 12/15/2021
Purchase/Trade Date:	 5/13/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.74
Brokers: Credit Suisse, Goldman, Sachs & Co, JP Morgan,
RBC Capital Markets, SunTrust Robinson Humphrey,
Barclays, BofA Merrill Lynch, Citigroup, Deutsche Bank
Securities, LionTree, Morgan Stanley, UBS Investment
Bank, US Bancorp, Wells Fargo Securities
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	Rite Aid Corporation 6.750% due
6/15/2021
Purchase/Trade Date:	 6/18/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $810,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.38
Brokers: Citibank, BofA Merrill Lynch, Wells Fargo
Securities, Goldman, Sachs & Co., Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	Midcontinent Communications
6.250% due 8/1/2021
Purchase/Trade Date:	 7/23/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.73
Brokers: SunTrust Robinson Humphrey, RBC Capital
Markets, Wells Fargo Securities, BofA Merrill Lynch, US
Bancorp, TD Securities, Mitsubishi UFJ Securities
Purchased from: SunTrust Robinson Humphrey
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	PC Nextco Holdings LLC 8.750%
due 8/15/2019
Purchase/Trade Date:	 7/29/2013
Offering Price of Shares: $99.000
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.071
Percentage of Fund's Total Assets: 1.81
Brokers: BofA Merrill Lynch, Deutsche Bank Securities,
Barclays, Goldman, Sachs & Co., Morgan Stanley, Moelis
& Company
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	Verizon Communications Inc.
5.150% due 9/15/2023
Purchase/Trade Date:	 9/11/2013
Offering Price of Shares: $99.676
Total Amount of Offering: $11,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 1.42
Brokers: Barclays, BofA Merrill Lynch, JP Morgan,
Morgan Stanley, Citigroup, Credit Suisse, Mitshbishi UFJ
Securities, Mizuho Securities, RBC Capital Markets, RBS,
Wells Fargo Securities, Deutsche Bank Securities,
Santander
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	Activision Blizzard Inc. 6.125% due
9/15/2023
Purchase/Trade Date:	 9/12/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund:  0.013
Percentage of Fund's Total Assets: 0.71
Brokers: JP Morgan, BofA Merrill Lynch, Goldman,
Sachs & Co., HSBC, Mitsubishi UFJ Securities, Mizuho
Securities, RBC Capital Markets, SunTrust Robinson
Humphrey, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	Tenet Healthcare Corporation
8.125% due 4/1/2022
Purchase/Trade Date:	 9/13/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $2,800,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 1.78
Brokers: BofA Merrill Lynch, Barclays, Citigroup, Wells
Fargo Securities, Scotiabank, SunTrust Robinson
Humphrey, Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	Hub International Limited 7.875%
due 10/1/2021
Purchase/Trade Date:	 9/17/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $950,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.71
Brokers: BofA Merrill Lynch, Morgan Stanley, RBC
Capital Markets, Macquarie Capital, BMO Capital
Markets, UBS Investment Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO


Securities Purchased:	Air Canada 8.750% due 4/1/2020
Purchase/Trade Date:	 9/19/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.167
Percentage of Fund's Total Assets: 3.56
Brokers: JP Morgan, Citigroup, Credit Suisse, Morgan
Stanley, TD Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	Hilton Worldwide Finance LLC
5.625% due 10/15/2021
Purchase/Trade Date:	 9/20/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 2.14
Brokers: BofA Merrill Lynch, Deutsche Bank Securities,
Goldman, Sachs & Co., Morgan Stanley, JP Morgan,
Wells Fargo Securities, Mitsubishi UFJ Securities,
Barclays, Citigroup, Credit Suisse, HSBC, Macquarie
Capital, RBS, Blackstone Capital Markets
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO